UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 28, 2006
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 28, 2006, Standard & Poor's Rating Services, a division of McGraw-Hill Companies, Inc. ("S&P"), took a number of actions with regard to the credit ratings assigned to Ford Motor Company ("Ford"), Ford Motor Credit Company ("Ford Credit"), and FCE Bank PLC ("FCE"), including those listed below:

•	Lowered the corporate credit rating for both Ford and Ford Credit to B+ from BB-, while affirming the B-2 short-term rating for both companies;

•	Affirmed the negative outlook for both Ford and Ford Credit, while removing both companies from CreditWatch;

•	Maintained FCE's credit rating at BB-, while lowering its CreditWatch status from "developing" to "negative"; and

•	Affirmed FCE's B-2 short-term rating, while removing that rating from CreditWatch.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY
(Registrant)

Date: June 29, 2006	By:	/s/C. M. MacGillivray
C. M. MacGillivray
Assistant Secretary